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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 28, 2005

                Date of Report (Date of earliest event reported)

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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                   000-30229                 04-3387074
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02(b).  Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

     On July 28, 2005, Sonus Networks, Inc. was notified by Bradley T. Miller, Sonus' Vice President of Finance, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer), that he had accepted a position as Chief Financial Officer at a public company and will be leaving Sonus effective August 12, 2005.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 1, 2005                         SONUS NETWORKS, INC.


                                             By: /s/ Ellen Richstone
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                                                 Ellen Richstone
                                                 Chief Financial Officer